Prime Credit Card Master Trust					12-Feb-04
					04:14 PM
Settlement Statement
-	-	--

Distribution Date:					17-Feb-04

Monthly Period:		January, 2004
		04-Jan-04
		31-Jan-04

(i) Collections					$554,993,285
Finance Charge					54,475,980
Principal					500,517,306

(ii) Investor Percentage - Principal Collections					31-Jan-04

	Series 2000-1				22.4%
	A				18.8%
	B				1.8%
	C				1.8%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				22.4%
	A				18.8%
	B				1.8%
	C				1.8%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				17-Feb-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				17-Feb-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				17-Feb-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,851,842.95
	A				$2,395,500.17
	B				228,171.39
	C				228,171.39

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			31-Jan-04		$2,197,738,902.53
Principal Receivables in Trust					$2,114,884,145.90

(xii) Invested Amount			31-Jan-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.474%
Finance Charge Receivables Factor					3.770%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			91.03%	$1,960,560,622
	1-29 days			4.84%	$104,260,304
	30-59 days			1.22%	$26,238,443
	60-89 days			0.72%	$15,588,255
	90-119 days			0.62%	$13,398,408
	120-149 days			0.61%	$13,243,639
	150 days +			0.96%	$20,630,848
	Total			100.00%	$2,153,920,519

	Balance in Principal Funding Account			31-Jan-04	$0

Last Updated on 2/17/04
By Federated